COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

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AAA NETWAC MTA PASS THROUGH - Class 2A

Tranche Information

Tranche	2A
Coupon	3.7530
Type	SEN_WAC
Orig Balance	634,746,000.00
Delay	18
Accrual Date	11/01/2004

Prepay Rate	5 CPR	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
Opt Redem	Y	Y	Y	Y	Y	Y
102-13+	194	180	164	147	108	62
102-14	194	180	164	147	107	61
102-14+	194	179	164	146	107	60
102-15	194	179	163	146	106	59
102-15+	193	179	163	145	105	58
102-16	193	179	162	145	105	57
102-16+	193	178	162	144	104	56
102-17	193	178	162	144	103	55
102-17+	193	178	161	144	102	54
102-18	192	178	161	143	102	53
102-18+	192	177	161	143	101	52
102-19	192	177	160	142	100	51
102-19+	192	177	160	142	100	50
102-20	192	176	160	141	99	49
102-20+	191	176	159	141	98	48
102-21	191	176	159	140	98	47
102-21+	191	176	158	140	97	46
102-22	191	175	158	139	96	45
102-22+	191	175	158	139	96	44
102-23	191	175	157	138	95	43
102-23+	190	175	157	138	94	43
102-24	190	174	157	138	94	42
102-24+	190	174	156	137	93	41
102-25	190	174	156	137	92	40
102-25+	190	173	156	136	92	39
102-26	189	173	155	136	91	38
102-26+	189	173	155	135	90	37
102-27	189	173	155	135	89	36
102-27+	189	172	154	134	89	35
102-28	189	172	154	134	88	34
102-28+	188	172	153	133	87	33
102-29	188	172	153	133	87	32
102-29+	188	171	153	133	86	31
WAL	10.73	6.92	4.90	3.71	2.38	1.67
Mod Durn	8.008	5.618	4.209	3.307	2.216	1.594
First Princ Pmt Period	1	1	1	1	1	1
Last Princ Pmt Period	325	254	190	146	96	68

AAA NETWAC MTA PASS THROUGH - Class 2A

Tranche Information

Tranche	2A
Coupon	3.7530
Type	SEN_WAC
Orig Balance	634,746,000.00
Delay	18
Accrual Date	11/01/2004

Prepay Rate	5 CPR	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
Opt Redem	Y	Y	Y	Y	Y	Y
102-13+	3.618	3.477	3.320	3.149	2.757	2.293
102-14	3.616	3.474	3.316	3.144	2.750	2.283
102-14+	3.614	3.471	3.312	3.140	2.743	2.274
102-15	3.612	3.469	3.309	3.135	2.736	2.264
102-15+	3.611	3.466	3.305	3.131	2.729	2.255
102-16	3.609	3.463	3.302	3.126	2.723	2.245
102-16+	3.607	3.461	3.298	3.121	2.716	2.236
102-17	3.605	3.458	3.294	3.117	2.709	2.226
102-17+	3.603	3.455	3.291	3.112	2.702	2.217
102-18	3.601	3.452	3.287	3.108	2.695	2.207
102-18+	3.599	3.450	3.283	3.103	2.688	2.197
102-19	3.597	3.447	3.280	3.098	2.681	2.188
102-19+	3.595	3.444	3.276	3.094	2.675	2.178
102-20	3.593	3.442	3.273	3.089	2.668	2.169
102-20+	3.592	3.439	3.269	3.085	2.661	2.159
102-21	3.590	3.436	3.265	3.080	2.654	2.150
102-21+	3.588	3.434	3.262	3.075	2.647	2.140
102-22	3.586	3.431	3.258	3.071	2.640	2.131
102-22+	3.584	3.428	3.255	3.066	2.633	2.121
102-23	3.582	3.425	3.251	3.062	2.627	2.112
102-23+	3.580	3.423	3.247	3.057	2.620	2.102
102-24	3.578	3.420	3.244	3.053	2.613	2.093
102-24+	3.576	3.417	3.240	3.048	2.606	2.083
102-25	3.574	3.415	3.237	3.043	2.599	2.074
102-25+	3.573	3.412	3.233	3.039	2.592	2.064
102-26	3.571	3.409	3.229	3.034	2.586	2.055
102-26+	3.569	3.407	3.226	3.030	2.579	2.045
102-27	3.567	3.404	3.222	3.025	2.572	2.036
102-27+	3.565	3.401	3.219	3.021	2.565	2.026
102-28	3.563	3.398	3.215	3.016	2.558	2.017
102-28+	3.561	3.396	3.211	3.011	2.551	2.007
102-29	3.559	3.393	3.208	3.007	2.545	1.998
102-29+	3.557	3.390	3.204	3.002	2.538	1.988
WAL	10.73	6.92	4.90	3.71	2.38	1.67
Mod Durn	8.008	5.618	4.209	3.307	2.216	1.594
First Princ Pmt Period	1	1	1	1	1	1
Last Princ Pmt Period	325	254	190	146	96	68